                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2006
                                                          ---------------

                                   NUCO2 INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

        FLORIDA                      0-27378                 65-0180800
        -------                      -------                 ----------
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)

       2800 S.E. Market Place, Stuart, Florida            34997
       (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2006, NuCO2 Inc., a Florida  corporation (the "Company"), issued a press release  announcing its financial  results for the fourth quarter and fiscal year ended June 30, 2006 and other financial information, including a fiscal 2007 outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01.     REGULATION FD DISCLOSURE.

         On August 16, 2006, the Company  issued a press release  announcing its financial results for the fourth quarter and fiscal year ended June 30, 2006 and other  financial  information,  including a fiscal 2007  outlook.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report,  including the exhibit attached hereto,  is being  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference into any filing under the  Securities Act of 1933, as amended,  or the
Exchange Act,  regardless of any incorporation by reference language in any such filing.  This  Current  Report  will  not  be  deemed  an  admission  as to  the materiality  of any  information  in this Current  Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.

               Exhibit No.         Description
               -----------         -----------

               99.1                Press Release dated August 16, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NUCO2 INC.
Date: August 16, 2006
                                               By: /s/ Eric M. Wechsler
                                                   ----------------------------
                                                   Eric M. Wechsler,
                                                   General Counsel